Exhibit 99.2

  Annual compliance letter and auditor's report for certificate Series 1996-2


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Beneficial
                                             Beneficial Management Corporation
                                             300 Beneficial Center
                                             Peapack, New Jersey 07977

                                             Direct Dial Number




                                   March 28, 1997


Mr. Denis Kelly
The Chase Manhattan Bank N.A.
450 West 33rd Street, 15th Floor
New York, NY 10001


Dear Mr. Kelly: -

    Enclosed are the following documents for the year ended 12/31/96 as required by the indicated sections of the Pooling and Servicing Agreement dated 09/01/96 covering the "Home Equity Loan Asset Backed Certificates" Series 1996-2, dated 09/27/96:

       1.  Officer's Certificate as required by section 3.09.

       2.  Independent Auditors' Report required by Section 3.10.

       3. Letter showing Information required by Section 5.02 pertaining to aggregate principal and interest distributions to certificateholders during the year ended December 31, 1996.


                                                 Yours truly,

                                                 /s/ Stephen E. Tomasula

                                                 Stephen E. Tomasula
                                                 Director - Financial Controls


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Enclosures

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Deloitte &
 Touche LLP
-----------                     ----------------------------------------------
                                Two Hilton Court     Telephone: (201) 631-7000
                                P.O. Box 319         Facsimile: (201) 631-7459
                                Parsippany, New Jersey 07054-00319



INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Beneficial Mortgage Corporation


We have examined the accompanying management's assertion about Beneficial Mortgage Corporation's compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as of and for the period ended December 31, 1996, which is required by the Pooling and Servicing Agreement dated as of September 1, 1996 between Beneficial Mortgage Corporation, as depositor and master servicer, and The Chase Manhattan Bank (National Association), as trustee, pursuant to which the Beneficial Home Equity Loan Asset Backed Certificates, Series 1996-2 were issued. Management is responsible for Beneficial Mortgage Corporation's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based upon our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about Beneficial Mortgage Corporation's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on Beneficial Mortgage Corporation's compliance with the minimum servicing standards.

In our opinion, management's assertion that Beneficial Mortgage Corporation complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 1996 is fairly stated, in all material respects.

This report is intended solely for the information and use of the Board of Directors and the management of Beneficial Mortgage Corporation and The Chase Manhattan -Bank (National Association) and should not be used for any other purpose.


/S/ Deloitte & Touche LLP

March 20, 1997

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Beneficial                                      Beneficial Mortgage Corporation
                                                1440 North Harbor Boulevard
                                                Suite 100
                                                Fullerton, California 92835
                                                P.O. Box 4510
                                                Fullerton, California 92834
                                                714 870-8851
                                                714 879-3626 FAX



MANAGEMENT'S ASSERTION



Beneficial Mortgage Corporation, an indirect wholly-owned subsidiary of Beneficial Corporation (the "Company"), has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers as of and for the period ended December 31, 1996, which is required by the Pooling and Servicing Agreement dated as of September 1, 1996 between Beneficial Mortgage Corporation, as depositor and master servicer, and The Chase Manhattan Bank (National Association), as trustee, pursuant to which the Beneficial Home Equity Loan Asset Backed Certificates, Series 1996-2 were issued. As of and for this same period, the Company had in effect a fidelity bond and errors and omissions policy in the amount of $35,000,000.



/s/ Richard J. Zak
------------------------------
Richard J. Zak
Vice President
and Chief Accounting Officer


March 20, 1997


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                            OFFICER'S CERTIFICATE
                            ---------------------






This certificate pertains to the obligations of Beneficial Mortgage
Corporation (BMC), as Master Servicer, under the terms of the Pooling .and Servicing Agreement (P&S Agreement) with Chase Manhattan Bank, N.A., dated September 1, 1996 which covers the "Home Equity Loan Asset Backed Certificates" Series 1996-2 dated September 27, 1996.

I certify that a review of the activities of BMC as Master Servicer during the year ended December 31, 1996 and of its performance under the P&S Agreement have been made under my supervision and to the best of my knowledge, based on such review, BMC has fulfilled all of its material obligations under the P&S Agreement for the year.


                                            /s/ Richard J. Zak

                                            Richard J. Zak
                                            Vice President -
                                              Principal Accounting Officer
                                            Beneficial Mortgage Corporation



March 28, 1997

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Beneficial
                                             Beneficial Management Corporation
                                             300 Beneficial Center
                                             Peapack, New Jersey 07977

                                             Direct Dial Number


                                   March 28, 1997



Dear Mr. Kelly:

    The following information is being supplied to you in regard to the "Home Equity Loan Asset Backed Certificates" Series 1996-2, dated September 27, 1996.



      Aggregate Distributions to Certificateholders:

                                                     Year Ended 12/31/96
                                                     -------------------

      Principal Distributions:
           Class A                                     $ 43,685,623.72
           Class M                                            --
           Class B                                        7,067,080.45
                                                       ---------------
                                                       $ 50,752,704.17
                                                       ---------------
      Interest Distributions:
           Class A                                     $  9,078,268.84
           Class M                                          612,195.98
           Class B                                          520,998.06
                                                       ---------------
                                                       $ 10,211,462.88
                                                       ---------------

      Interest Distributions:
           Class A                                     $  9,078,268.84
           Class M                                          612,195.98
           Class B                                          520,998.06
                                                       ---------------
                                                       $ 10,211,462.88
                                                       ---------------

      Total Distributions:
           Class A                                     $ 52,763,892.56
           Class M                                          612,195.98
           Class B                                        7,588,078.51
                                                       ---------------
                                                       $ 60,964,167.05
                                                       ---------------


                                                Yours truly

                                                /s/ Stephen E. Tomasula
                                                Stephen E. Tomasula
                                                Director - Financial Controls


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